SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Core Fixed Income Fund

Effective April 30, 2012, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s prospectus and summary prospectus.

Ken O’Donnell, CFA. Portfolio Manager of the fund. Joined the fund in 2012.

Gary Chan, CFA. Portfolio Manager of the fund. Joined the fund in 2012.

Effective April 30, 2012, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Ken O’Donnell, CFA. Portfolio Manager of the fund. Joined the fund in 2012.

■	Joined FFTW in 2002.

■	Prior to joining FFTW, worked as an asset-backed security specialist in the Structured Products Group at Standish Mellon Asset Management.

■	BS, Mechanical Engineering, Syracuse University; MS, Finance, Boston College.

Gary Chan, CFA. Portfolio Manager of the fund. Joined the fund in 2012.

■	Joined FFTW in 2006.

■	Prior to joining FFTW, worked as an financial/economic analyst in the Credit and Risk Management Division at the Federal Reserve Bank of New York.

■	BS, Management, Binghamton University; MA, Applied Statistics, Columbia University.

 Please Retain This Supplement for Future Reference

April 23, 2012 PROSTKR-155